SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  August 15, 1997


        AEI REAL ESTATE FUND XVI LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-16555                      41-1571166
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                       (612) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On August 15, 1997, the Partnership purchased a newly constructed Caribou Coffee restaurant in Marietta, Georgia from Caribou Coffee Company, Inc. The total cash purchase price of the land and building was approximately $1,235,000. Caribou Coffee Company, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.  -
               Not Applicable.  Property was newly constructed.

          (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 1996, the Partnership's Investments in Real Estate would have increased by $1,235,000 and its Current Assets
             (cash) would have decreased by approximately $1,235,000 at December 31, 1996 and June 30,
             1997.

             The Total Income for the Partnership would have increased from $1,050,609 to $1,192,634 for the year ended December 31, 1996 and from $495,921 to $566,934 for six months ended June 30, 1997 if the Partnership had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $20,449   and  $10,225  for  the   year   ended
             December  31,  1996 and the  six  months  ended
             June 30, 1997, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $496,478 to $618,054 and from $211,451 to
             $272,239, which would have resulted in Net Income of $43.46 and $19.26 per Limited Partnership Unit outstanding for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively.

          (c)Exhibits

               Exhibit  10.1 - Net Lease Agreement
                               dated  August 15, 1997 between  the
                               Partnership   and  Caribou   Coffee
                               Company,  Inc.  relating   to   the
                               property  at  1275  Johnson   Ferry
                               Road, Marietta, Georgia.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AEI REAL ESTATE FUND XVI LIMITED PARTNERSHIP

                          By:  AEI Fund Management XVI, Inc.
                          Its: Managing General Partner


Date:  August 21, 1997    By:  /s/ Mark E Larson
                                   Mark E. Larson
                                   Its Chief Financial Officer
                                   (Principal Accounting and
                                    Financial Officer)